UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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swn

Southwestern Energy®

# Investor Presentation

July 2021

NYSE: SWN
www.swn.com

# Cautionary Statements

Southwestern Energy®

## Investor Relations Contacts

investor_relations@swn.com

**Brittany Raiford**
832.796.7906

**Bernadette Butler**
832.796.6079

### Forward-Looking Statements

Certain statements and information herein may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The words "believe," "expect," "anticipate," "plan," "predict," "intend," "seek," "foresee," "should," "would," "could," "attempt," "appears," "forecast," "outlook," "estimate," "project," "potential," "may," "will," "likely," "guidance," "goal," "model," "target," "budget" and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements may be forward looking even in the absence of these particular words. Examples of forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of Indigo Natural Resources LLC (the "Proposed Transaction"), expected synergies and other benefits from and costs in connection with the Proposed Transaction, estimated financial metrics giving effect to the Proposed Transaction, our financial position, business strategy, production, reserve growth and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see "Risk Factors" in our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas, oil and natural gas liquids ("NGLs"), including regional basis differentials and the impact of reduced demand for our production and products in which our production is a component due to governmental and societal actions taken in response to COVID-19 or other public health crises and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; our ability to fund our planned capital investments; a change in our credit rating, an increase in interest rates and any adverse impacts from the discontinuation of the London Interbank Offered Rate; the extent to which lower commodity prices impact our ability to service or refinance our existing debt; the impact of volatility in the financial markets or other global economic factors; difficulties in appropriately allocating capital and resources among our strategic opportunities; the timing and extent of our success in discovering, developing, producing and estimating reserves; our ability to maintain leases that may expire if production is not established or profitably maintained; our ability to realize the expected benefits from recent acquisitions or the Proposed Transaction; costs in connection with the Proposed Transaction; the consummation of or failure to consummate the Proposed Transaction and the timing thereof; costs in connection with the Proposed Transaction; integration of operations and results subsequent to the Proposed Transaction; our ability to transport our production to the most favorable markets or at all; the impact of government regulation, including changes in law, the ability to obtain and maintain permits, any increase in severance or similar taxes, and legislation or regulation relating to hydraulic fracturing, climate and over-the-counter derivatives; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather, increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

# Additional Information

## Cautionary Note to U.S. Investors

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We use the terms "resource" and "EUR" in this presentation that the SEC's guidelines prohibit us from including in filings with the SEC. The quarterly reserves data included in this release are estimates we prepared that have not been audited by our independent reserve engineers. All such estimates are inherently more speculative than estimates of proved reserves and are subject to substantially greater risk of actually being realized. U.S. investors are urged to consider closely the oil and gas disclosures and associated risk factors in our Form 10-K and other reports and filings with the SEC. Copies are available from the SEC and from the SWN website.

## Use of Non-GAAP Information

This presentation contains non-GAAP financial measures, such as adjusted net income, adjusted EBITDA and net cash flow, including certain key statistics and estimates. We report our financial results in accordance with accounting principles generally accepted in the United States of America ("GAAP"). However, management believes certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons between current results and the results of our peers and of prior periods. Please see the Appendix for definitions and reconciliations of the non-GAAP financial measures that are based on reconcilable historical information.

## Use of Projections

The financial, operational, industry and market projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SWN's and Indigo's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Forward-looking Statements" above.

# Shareholder Returns Driven Strategy

## CREATE **SUSTAINABLE VALUE**

- Deliver free cash flow
- Enhance returns from disciplined capital allocation
- HSE / ESG is a core value
- Efficiently convert resource to reserves
- Drive value through development of organic and/or acquired Tier 1 assets

## PROTECT **FINANCIAL STRENGTH**

- Invest in highly economic projects that deliver strong corporate returns
- Maintain stringent cost management
- Expand margins
- Hedge to reduce commodity and basis risk while responsibly retaining access to upside
- Reduce debt

## INCREASE **SCALE**

- Disciplined approach in evaluating strategic opportunities, considering economics, balance sheet, free cash flow and returns
- Prioritize transactions that enhance returns and deliver synergies
- Leverage track record of successful integration and execution
- Position SWN to capture the tangible benefits of scale

## PROGRESS **BEST-IN-CLASS EXECUTION**

- Leverage competitive advantage in operated large-scale developments
- Further enhance well performance and reduce base decline
- Continue to integrate innovative technology
- Accelerate capital and operational efficiencies to drive down costs
- Optimize commercial and marketing agreements
- Vertical integration as a competitive advantage

# Natural Gas Powerhouse in a Low Carbon Future

swn Southwestern Energy®

Annual production of over **1 Tcfe**; Natural gas **80%** with material exposure to liquids(1)

**Returns-driven** strategy

**Low cost** operator

**Proven** integrator

**Proactive** risk management

Corporate **responsibility** leader

**Strong** balance sheet

*1) Net production based on midpoint of guidance dated February 25, 2021, before impact of Indigo Natural Resources acquisition.*
*2) As of December 31, 2020.*



Appalachia
Net Acres: 789,218(2)
YE 2020 Proved Reserves: 11.9 Tcfe(2)
2021E Net Production: 3.0 Bcfe/day(1)
Announced acquisition of Indigo Natural Resources, expanding operations to Hayneville; expect to close in the third quarter

# Results Delivered

Actively repositioning to enhance value

| CREATE **SUSTAINABLE VALUE** | PROTECT **FINANCIAL STRENGTH** | PROGRESS **BEST-IN-CLASS EXECUTION** | INCREASE **SCALE** |
|---|---|---|---|
| Generating meaningful free cash flow through returns-driven strategy | Sustainable 2x leverage or better by year end 2021 | Increased lateral lengths and reduced cycle times | Expanded high quality, capital efficient inventory |
| Implementing meaningful initiatives across all ESG elements | Strong liquidity; asset coverage above elected $2B borrowing base commitment | Top tier well and operating costs among Appalachian peers | 4 Bcfe per day expected pro forma production |

# Indigo Natural Resources Transaction Overview

swn Southwestern Energy®

**Transaction**

- Total consideration of $2.7B
  - $400MM of cash
  - Approximately 339MM shares of SWN stock(1)
  - Assume $700MM of 5.375% senior notes due 2029
- Attractive valuation for acquired assets, well below SWN multiple
  - Consideration of 3.8x estimated enterprise value to 2022 EBITDA(2)

**Indigo Natural Resources**

- 1.1 Bcf/day net production; 149,000 net surface acres(3)
- Core dry gas assets across stacked pay Haynesville and Bossier intervals, adding over 1,000 locations
- High-margin assets with direct access to Gulf Coast LNG corridor
- Strong balance sheet with low leverage and material free cash flow generation

**Conditions and timing**

- Subject to approval by SWN shareholders, vote scheduled for August 27, 2021
- Expected to close in the third quarter of 2021
- SWN shareholders will own approximately 67% of combined company
- Subject to customary closing conditions and regulatory approvals

*1) Estimate calculated using $1.6 of equity consideration divided by the 30-day VWAP of $4.72 as of May 28, 2021 market close.*
*2) Calculated using the $2.7B consideration divided by estimated Indigo 2022 EBITDA, at time of announcement, inclusive of synergies and capitalizing a portion of expected G&A.*
*3) As of June 1, 2021, adjusted for Cotton Valley assets. Total of 275,000 net effective acres.*

# Enhancing Benefits of Scale and Expanding into Haynesville

swn
Southwestern Energy®

## ACQUISITION HIGHLIGHTS

- Accretive to all key financial metrics, including per share metrics
- Enhances free cash flow with expanded margins
- Further strengthens balance sheet
- Multi-basin natural gas exposure
- Adds high-return dry gas inventory and proved reserves
- Core competency in large scale natural gas development
- Attractive valuation



TEXAS
LOUISIANA
MARION
UPSHUR
HARRISON
GREGG
SMITH
RUSK
PANOLA
CHEROKEE
SHELBY
NACOGDOCHES
HOUSTON
SAN AUGUSTINE
ANGELINA
TRINITY
POLK
JASPER
NEWTON
SABINE
CADDO
BOSSIER
WEBSTER
CLAIBORNE
BIENVILLE
DE SOTO
RED RIVER
NATCHITOCHES
WINN
GRANT
Acquired acreage
Haynesville Core
Bossier Core

***Combining core positions across the two premier US natural gas basins***

# Relentless Cost Management

Southwestern Energy

## Top quartile well costs across both dry gas and liquids-rich assets

- Well cost reductions while optimizing well performance improves returns
- Driving well cost savings on acquired acreage; estimated Ohio Utica well costs savings of $100 per lateral foot



Additional 10% reduction in 2021
Well Costs / Lateral Foot ($)
$1,200
$1,000
$800
$600
$400
$200
$0
$824
$670
$600
$419
2018
2019
2020
2021E
Record(1)

## Scale and synergies further enhancing margins

- Over $200 million in expense reductions in the past two years
- $20 million in G&A acquisition synergies expected upon Indigo close



Additional 20% reduction in 2021
G&A ($/Mcfe)
$0.20
$0.15
$0.10
$0.05
$0.00
$0.18
$0.12
$0.10
2018
2019
2020
2021E(2)

*1) Single well record in Northeast Appalachia, CLAT approximately 19,700 ft.*
*2) Based on the midpoint of 2021 guidance dated February 25, 2021.*

# Further Strengthening the Balance Sheet

Southwestern Energy

## FREE CASH FLOW

Reducing debt & accelerating ability to return capital to shareholders

## AMPLE LIQUIDITY

**$2B** Revolving credit facility(1)

## 2x SUSTAINABLE LEVERAGE

Projected starting late **2021**

### Pro Forma Senior Notes Maturity Schedule ($MM)(2)



Maintains strong maturity runway
Expect to redeem with free cash flow
$0
$207
4.10%
$0
$0
$856
4.95%
$618
7.50%
$440
7.75%
$350
8.375%
2021
2022
2023
2024
2025
2026
2027
2028

1) SWN had $568 million drawn and $233 million letters of credit outstanding on its credit facility as of June 30, 2021.
2) Principal value as of June 30, 2021. Percentages in white indicate interest rate for each maturity. Interest rate on notes due 2025 subject to adjustments related to bond ratings. As of June 30, 2021, the rate on the 2025 notes was 6.45%.

# Vertical Integration Delivering Competitive Advantage

swn
Southwestern Energy®

### Drilling



### Completions


swn

### Technology



**Lower cost** by increasing lateral lengths and collapsing cycle times

**Experienced and innovative SWN team** setting performance standards

**Agile operating plans** maintain alignment with changing market conditions

**Operational excellence, technology and innovation** driving improved returns

# Leading Operational Execution

## Increasing returns by reducing costs and accelerating cash flow

Southwestern Energy

**36%** Increase

**Footage Drilled** (ft/day)[1]



1,178
1,304
1,563
1,600
2,657
2018[3]
2019
2020
2021E
SWN Record

**48%** Increase

**Completed Stages** (stages/day)[2]



5.4
7.9
7.1
8.0
16.9
2018
2019
2020
2021E
SWN Record[4]

**89%** Increase

**Lateral Length** (ft)



7,407
10,014
12,154
14,000
20,375
2018
2019
2020
2021E
SWN Record[4]

**74%** Decrease
Southwest App

**17%** Decrease
Northeast App

**Facilities Installation** (days)



27
6
20
3
6
5
7
5
1
1
2018
2019
2020
2021E
SWN Record

*Note: All percentage improvements compare 2021E to 2018.*
*1) Footage drilled is based on number of days from spud to rig release.*
*2) Stages/day is pad average, calculated as: total stages on pad / days on pad.*
*3) Excludes some delineation wells.*
*4) New record in the quarter.*

# ESG is a Core Value

*Enhance position as a leading natural gas company by responsibly developing clean, low carbon energy through the "right people doing the right things"*

## Environmental

*Responsible energy development*

Pursue elimination of emissions through reduction initiatives

Minimize operational footprint and impact

Continuous monitoring and well certification for responsibly sourced gas

## Social

*Investing in human capital and our communities*

One Team culture, aim for zero safety incidents for our workforce and contractors

Enrich our diverse and inclusive culture and work environment

Return all fresh water used back to the environment

## Governance

*Leadership through accountability and transparency*

Maintain governance best practices and transparency

Deliver sustainable economic returns

Ensure robust enterprise risk management framework

# Proven Track Record of Environmental Stewardship

Responsible natural gas and liquids producer

## Leader in Air Quality

### 85% LOWER
Methane intensity substantially lower than the 2025 ONE Future target

### 0.01% FLARING
Essentially no flaring of production

### LOWEST GHG INTENSITY
Among AXPC peers in annual EHS survey

### 100% SURVEYED
Operational and compressor facilities LDAR surveyed in 2020

## Leader in Water Conservation

### 14.3 BILLION+
Gallons of fresh water returned to the environment

### 5TH YEAR IN A ROW
Accomplishing fresh water neutrality

### 95% RECYCLED
Produced water recycled in operations

### 10 PROJECTS
Major water conversation projects completed in collaboration with governmental agencies, NGO, and local community organizations

## RESPONSIBLY SOURCED GAS

Basin-wide commitment to certify and continuously monitor all unconventional Appalachia wells

*"Creating sustainable value through responsible energy development is a core value of SWN. We continue to add to our accomplishments in ESG, including performance metrics, disclosure and transparency,"* said Bill Way, Southwestern Energy President and CEO.

*Note: Air quality metrics for the year 2019. Water conservation metrics for the year 2020. The 2020 air quality metrics were not available at the time of publishing.*

# Emphasis on Social Responsibility & Corporate Governance

swn
Southwestern Energy®

## Investing in our employees and contractors

**30,364+**
HSE training hours completed in 2020

**0.36**
2020 total recordable injury rate (employees + contractors) – ***a SWN record***

*"Our success depends on the alignment of a fully engaged, diverse and inclusive workforce nurtured by our high performing, core value-driven culture."*

**Bill Way,** Southwestern Energy
President and Chief Executive Officer

## Supporting the communities where we work and live

**$1.7MM**
Given to STEM education & skilled workforce development since 2015

**$234,000**
DONATED IN 2020 FOR COVID-19 RELIEF

**1.3MM+**
Water truck trips eliminated since 2015

## Diversity of thought and approach on Board of Directors


44%
are diverse (gender, nationality, ethnicity)

**8 of 9**
Director nominees have been determined by our Board to be independent, under the standards set fourth in the SEC rules, the Corporate Governance Rules of the NYSE and the Company's corporate governance policies

**CLICK HERE** to learn more about our 7th Annual Corporate Responsibility report



# Why Invest in SWN?

SWN Southwestern Energy®

### DISCIPLINED CAPITAL ALLOCATION
Asset flexibility with diverse commodity profile competing for capital and enhancing returns

### FREE CASH FLOW
Maintenance capital program delivering meaningful free cash flow

### BALANCE SHEET STRENGTH
Low leverage and leading debt maturity runway

### OPERATIONAL EXCELLENCE & LOGISTICS MANAGEMENT
SWN-owned and operated drilling rigs and frac fleet; integrated piped water systems

### MARGIN ENHANCING LIQUIDS PRODUCTION
Highest condensate yield acreage in Appalachia

### TIER 1 NATURAL GAS ASSET BASE
Highly economic dry gas inventory across Appalachia and Haynesville(1)

### STRINGENT COST MANAGEMENT
Top quartile well costs; broad reductions across all expense categories

### DIVERSE TRANSPORTATION PORTFOLIO
Delivering to premium markets

### RECOGNIZED ESG LEADERSHIP
Low GHG and methane intensity; recognized chemical disclosure and management; leading corporate governance standards

### PROVEN MANAGEMENT TEAM
Highly experienced, dynamic team focused on long-term value creation

***Delivering today, capturing tomorrow***

*1) Assumes close of Indigo Natural Resources acquisition.*

# Appendix

# Northeast Appalachia Gas Takeaway

## Firm transportation portfolio delivers competitive advantage

- Low cost with multiple extension options
- Premium market delivery to City Gate locations
- Provides stability and diversity with multiple outlets in greater Appalachia and Gulf Coast
- Incremental capacity available for additional firm sales

### Differential to NYMEX

| | Transportation (1) | | | Location (2) |
|---|---|---|---|---|
| Year | Total Firm Transportation (MMBtu/d) | Firm Sales (MMBtu/d) | Average Rate per MMBtu | Average Basis per MMBtu |
| 2021E | 1,255,000 | 395,000 | ($0.23) | ($0.67) |

1) *Rate per MMBtu based on the midpoint of production guidance and June 30, 2021 contracted takeaway and firm sales. Ability to release capacity or buy gas to fill excess transportation capacity. Pipelines include Millennium, Tennessee Gas Pipeline, Columbia Gas and Transco Pipeline.*

2) *Basis as of June 30, 2021. Includes basis differentials, transportation variable cost, a heating content adjustment, physical basis sales, third-party transportation charges and fuel charges, and excludes financial basis derivatives.*



2021E: 73%
Greater Appalachia
Dominion
TGP 219
TGP 313
TGP 300L Marcellus
Transco Leidy
2021E: 23%
City Gate
Algonquin
Tetco M3
TGP Z6 South
Transco Z5
Transco Z6 NNY
2021E: 4%
Gulf Coast
FGT Z3

# Southwest Appalachia Gas Takeaway

## Delivering natural gas to highest value markets

- Approximately 50% of gas delivered directly to Gulf Coast to meet growing long-term LNG and industrial demand
- Diversified portfolio includes delivery to Mid-West and Canada
- Optionality provides opportunity to capture highest price

### Differential to NYMEX

| | Transportation (1) | | | Location (2) |
|---|---|---|---|---|
| Year | Total Firm Transportation (MMBtu/d) | Firm Sales (MMBtu/d) | Average Rate per MMBtu | Average Basis per MMBtu |
| 2021E | 1,325,000 | 80,000 | ($0.53) | ($0.37) |

1) *Rate per MMBtu based on the midpoint of production guidance and June 30, 2021 contracted takeaway and firm sales. Guidance for natural gas differentials includes all commitment costs. Pipelines include TETCO, TCO, MXP/GXP, REX, LXP/RXP and Rover.*

2) *Basis as of June 30, 2021. Includes basis differentials, transportation variable cost, a heating content adjustment, physical basis sales, third-party transportation charges and fuel charges, and excludes financial basis derivatives.*



2021E: 4%
M2 - Appalachia
Dominion
Tetco M2
Nymex Related
2021E: 4%
Canada
Dawn
2021E: 7%
Mid-West
ANR Shelbyville
TGT Lebanon
2021E: 36%
TCO - Appalachia
TCO Pool
2021E: 49%
Gulf Coast
CGT Mainline
FGT Z2
Sonat LA
Transco Z3
Trunkline Z1A

# Increased Scale Capturing Improving NGL Prices

*Expanded footprint and marketing optionality enhances value*

**Ethane**

- Firm transportation capacity on ATEX with flexibility to reject ethane to maximize value
- Montage acquisition added Shell cracker agreement to portfolio

**C3+**

- Access to Cornerstone, Teppco, Mariner East system, rail and truck
- Flexibility to access highest priced markets without expensive firm transportation commitments



SWN Liquids Marketing Options
Rail
Truck to Premium Local Markets
East Coast Exports
ATEX Capacity to Gulf Coast
Northeast Markets
Midwest Refineries
Canadian Petrochemical Markets
Future Regional Ethane Demand

**2021 NGL Marketed Barrel Composition[1]**



15% Butane
10% C5+
40% Ethane
35% Propane
0%
25%
50%
75%
100%

*1) Based on assumptions used for guidance issued February 25, 2021. May vary due to commercial decisions.*

# Portfolio Optionality

*Returns driven capital allocation in assets with diverse commodity profile*

- Southwest Appalachia Marcellus Super Rich Gas
- Southwest Appalachia Ohio Super Rich Gas
- Southwest Appalachia Marcellus Rich Gas
- Southwest Appalachia Ohio Rich Gas
- Southwest Appalachia Ohio Dry Gas
- Northeast Appalachia Marcellus Dry Gas

- Operational and portfolio flexibility; ability to quickly shift investment between assets to capture highest returns
- Natural gas remains the fundamental commodity in the portfolio; returns enhanced by NGL scale and differentiated condensate yield acreage
- Expanded economic inventory; advancing learnings in 2021 with investment in proven, high returns Ohio dry gas Utica

**Resource & Location Breakdown[(1)]**

| | Resource | Locations |
|---|---|---|
| Lower Marcellus | 18 Tcfe | 1,510 |
| Upper Marcellus | 3 Tcf | 380 |
| Upper Devonian | 8 Tcfe | 1,145 |
| Ohio Utica | 5 Tcfe | 580 |
| Ohio Marcellus | 3 Tcfe | 255 |
| Utica / Point Pleasant | 20 Tcf | 1,510 |
| **Total** | **57 Tcfe** | **5,380** |

*1) Table depicts Net Resource and Gross Locations.*

# Northeast Appalachia Dry Gas Well Performance

## SWN Drilled & Completed Marcellus Dry Gas *(Normalized to 10,000 ft lateral)*



Susquehanna & Bradford (176 Wells)
Tioga (39 Wells)
15 BCF EUR Curve
20 BCF EUR Curve
25 BCF EUR Curve
Daily Rate (Mcf/d)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
0
100
200
300
400
500
600
700
800
Days Online

| | 2020[1] | 2021E |
|---|---|---|
| Average lateral length | 10,765 ft | 13,913 ft |
| Well cost | $6.8 MM | $7.8 MM |
| Cost per lateral foot | $631 | $560 |
| Gross EUR | 19 Bcf | 24 Bcf |
| Gross EUR per 1,000 ft | 1.8 Bcf | 1.7 Bcf |
| F&D | $0.36/Mcf | $0.33/Mcf |

*1) Based on all wells to sales in 2020. Gross EUR and Gross EUR per 1,000 ft exclude 4 delineation pilot wells.*

# Southwest Appalachia Rich Gas Well Performance

## SWN Drilled & Completed Marcellus Rich Gas *(Normalized to 10,000 ft lateral)*



Rich Wells (58 wells)
36 BCFe Type Curve
42 BCFe Type Curve
48 BCFe Type Curve
24,000
20,000
16,000
12,000
8,000
4,000
0
Daily Rate (Mcfe/d)
0
100
200
300
400
500
600
700
800
Days Online

| | 2020[1] | 2021E |
|---|---|---|
| Average lateral length | 13,298 ft | 12,202 ft |
| Well cost | $9.4 MM | $8.0 MM |
| Cost per lateral foot | $710 | $659 |
| Gross 3-Phase EUR | 45 Bcfe | 46 Bcfe |
| Gross EUR per 1,000 ft | 3.4 Bcfe | 3.8 Bcfe |
| Liquids | 42% | 43% |
| F&D | $0.21/Mcfe | $0.17/Mcfe |



42%
56%
Production Mix
2%
NGL
GAS
OIL

1) Based on all wells to sales in 2020.

# Southwest Appalachia Super Rich Gas Well Performance

swn Southwestern Energy®

## SWN Drilled & Completed Marcellus Super Rich Gas *(Normalized to 10,000 ft lateral)*



Super Rich Wells (176 wells)
20 BCFe Type Curve
29 BCFe Type Curve
35 BCFe Type Curve
Daily Rate (Mcfe/d)
18,000
15,000
12,000
9,000
6,000
3,000
0
0
100
200
300
400
500
600
700
800
Days Online

| | 2020[1] | 2021E |
|---|---|---|
| Average lateral length | 13,226 ft | 15,674 ft |
| Well cost | $9.0 MM | $9.6 MM |
| Cost per lateral foot | $684 | $614 |
| Gross 3-Phase EUR | 28 Bcfe | 31 Bcfe |
| Gross EUR per 1,000 ft | 2.1 Bcfe | 2.0 Bcfe |
| Liquids | 60% | 60% |
| F&D | $0.32/Mcfe | $0.31/Mcfe |



45%
39%
16%
Production Mix
NGL
GAS
OIL

*1) Based on all wells to sales in 2020.*

# Southwest Appalachia Ohio North Utica Dry Gas Well Performance

## Ohio North Utica Dry Gas(1) *(Normalized to 10,000 ft lateral)*



Utica Dry Wells (15 Wells)
16 BCFe Type Curve
20 BCFe Type Curve
24 BCFe Type Curve
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
Daily Rate (Mcfe/d)
0
100
200
300
400
500
600
700
800
Days Online

| | Estimated Type Well |
|---|---|
| Average lateral length | 14,000 ft |
| Well cost | $10.2 MM |
| Cost per lateral foot | $725 |
| Gross EUR | 28 Bcf |
| Gross EUR per 1,000 ft | 2.0 Bcf |
| F&D | $0.36/Mcf |

*1) Includes wells drilled and completed by previous operator.*

# Hedge Position

swn Southwestern Energy®

## Natural Gas *Bcf, $/MMBtu*

| Period | Total | Swaps | 2-Way Collars | 3-Way Collars |
|---|---|---|---|---|
| 2021 Q3 | 200 | 65 — $2.79 | 65 — $2.54 x $2.91 | 70 — $2.15 x $2.47 x $2.79 |
| 2021 Q4 | 197 | 38 — $2.82 | 75 — $2.69 x $3.02 | 84 — $2.19 x $2.55 x $2.91 |
| 2022 FY | 726 | 268 — $2.72 | 125 — $2.65 x $3.04 | 333 — $2.06 x $2.51 x $2.94 |

## Crude *MBbls, $/Bbl*

| Period | Total | Swaps | 2-Way Collars | 3-Way Collars |
|---|---|---|---|---|
| 2021 Q3 | 1,578 | 930 — $50.41 | 46 — $37.50 x $45.50 | 602 — $39.25 x $49.16 x $54.36 |
| 2021 Q4 | 1,405 | 809 — $49.73 | 46 — $37.50 x $45.50 | 550 — $39.18 x $48.95 x $54.35 |
| 2022 FY | 4,583 | 3,203 — $53.54 | | 1,380 — $39.89 x $50.23 x $57.05 |

*Note: Hedge position as of June 30, 2021.*

# Hedge Position

Southwestern Energy

## Ethane *MBbls, $/Bbl ($/gal)*

| Period | Total | Volume | Price |
|---|---|---|---|
| 2021 Q3 | 1,902 | Swaps: 1,755 | $7.83 ($0.19) |
| | | 2-Way Collars: 147 | $7.14 x $10.40 ($0.17 x $0.25) |
| 2021 Q4 | 1,677 | Swaps: 1,530 | $7.42 ($0.18) |
| | | 2-Way Collars: 147 | $7.14 x $10.40 ($0.17 x $0.25) |
| 2022 FY | 2,497 | Swaps: 2,362 | $8.97 ($0.21) |
| | | 2-Way Collars: 135 | $7.56 x $9.66 ($0.18 x $0.23) |

Swaps | 2-Way Collars

## Propane *MBbls, $/Bbl ($/gal)*

| Period | Total | Volume | Price |
|---|---|---|---|
| 2021 Q3 | 2,154 | Swaps: 2,154 | $24.01 ($0.57) |
| 2021 Q4 | 2,107 | Swaps: 2,107 | $23.98 ($0.57) |
| 2022 FY | 4,397 | Swaps: 4,092 | $25.90 ($0.62) |
| | | 3-Way Collars: 305 | $16.80 x $21.00 x $31.92 ($0.40 x $0.50 x $0.76) |

Swaps | 3-Way Collars

*Note: Hedge position as of June 30, 2021.*

# Hedge Position

## Butane *MBbls, $/Bbl ($/gal)*



2021 Q3
Total
628
628
$29.01 ($0.69)
2021 Q4
Total
617
617
$29.08 ($0.69)
2022 FY
Total
1,295
1,295
$29.16 ($0.69)
Swaps

## Natural Gasoline *MBbls, $/Bbl ($/gal)*



2021 Q3
Total
646
646
$43.55 ($1.04)
2021 Q4
Total
635
635
$43.62 ($1.04)
2022 FY
Total
1,201
1,201
$45.76 ($1.09)
Swaps

*Note: Hedge position as of June 30, 2021.*

# Financial and Operational Summary

| | 6 Months Ended June 30, 2021 | 6 Months Ended June 30, 2020 | Year Ended December 31, 2020 |
|---|---|---|---|
| | ($ in millions, except per share amounts) | | |
| Revenues | $ 2,122 | $ 1,002 | $ 2,308 |
| Adjusted EBITDA (1) | $ 682 | $ 312 | $ 742 |
| Adjusted Net Income (2) | $ 325 | $ 55 | $ 221 |
| Net Cash Flow (1) | $ 626 | $ 278 | $ 662 |
| Adjusted Diluted EPS (2) | $ 0.48 | $ 0.10 | $ 0.38 |
| | | | |
| Production (Bcfe) | 545 | 402 | 880 |
| Realized Gas Price ($/Mcf) (3) | $ 2.11 | $ 1.72 | $ 1.70 |
| Realized Oil Price ($/Bbl) (3) | $ 37.70 | $ 44.08 | $ 46.91 |
| Realized NGL Price ($/Bbl) (3) | $ 15.99 | $ 9.50 | $ 11.15 |
| Weighted Average Realized Price ($/Mcfe) (3) | $ 2.36 | $ 1.90 | $ 1.94 |
| | | | |
| **E&P Metrics** | | | |
| Lease Operating Expense ($/Mcfe) | $ 0.94 | $ 0.94 | $ 0.93 |
| General and Administrative Expense ($/Mcfe) (4) | $ 0.12 | $ 0.13 | $ 0.12 |
| Taxes, Other than Income ($/Mcfe) | $ 0.09 | $ 0.06 | $ 0.06 |

*Note: All historical financials represent SWN consolidated.*
*1) Net cash flow and adjusted EBITDA are non-GAAP financial measures. See explanations and reconciliations on pages 30 and 32, respectively.*
*2) Adjusted net income and adjusted diluted EPS are non-GAAP financial measures. See explanations and reconciliations on page 31.*
*3) Includes the impact of derivatives.*
*4) Excludes restructuring charges and other one-time items.*

# Explanation and Reconciliation of Non-GAAP
## Financial Measures: Net Cash Flow

We define net cash flow as cash flow from operating activities adjusted for changes in operating assets and liabilities, merger-related expenses and restructuring charges. The Company presents this measure because (i) management uses it as an indicator of an oil and gas exploration and production Company's ability to internally fund exploration and development activities and to service or incur additional debt, (ii) changes in operating assets and liabilities relate to the timing of cash receipts and disbursements which the Company may not control and (iii) changes in operating assets and liabilities may not relate to the period in which the operating activities occurred. Net cash flow is not a measure of financial performance under GAAP.

| | 3 Months Ended June 30, | | 6 Months Ended June 30, | | Year Ended December 31, |
|---|---|---|---|---|---|
| | 2021 | 2020 | 2021 | 2020 | 2020 |
| | ($ in millions) | | ($ in millions) | | ($ in millions) |
| **Net cash flow:** | | | | | |
| Net cash provided by operating activities | $ 270 | $ 94 | $ 617 | $ 254 | $ 528 |
| Add back (deduct): | | | | | |
| Changes in operating assets and liabilities | (2) | (9) | (2) | 12 | 77 |
| Merger-related expenses | 3 | — | 4 | — | 41 |
| Restructuring charges | 1 | 2 | 7 | 12 | 16 |
| Net cash flow | **$ 272** | **$ 87** | **$ 626** | **$ 278** | **$ 662** |

*Note: All historical financials represent SWN consolidated.*

# Explanation and Reconciliation of Non-GAAP

## Financial Measures: Adjusted Net Income

swn
Southwestern Energy®

Additional non-GAAP financial measures we may present from time to time are adjusted net income and adjusted diluted earnings per share attributable to Southwestern Energy stockholders, both of which exclude certain charges or amounts shown in the tables below. Management presents these measures because (i) they are consistent with the manner in which the Company's performance is measured relative to the performance of its peers, (ii) these measures are more comparable to earnings estimates provided by securities analysts, and (iii) charges or amounts excluded cannot be reasonably estimated, and guidance provided by the Company excludes information regarding these types of items. These adjusted amounts are not a measure of financial performance under GAAP.

| | 3 Months Ended June 30, | | | | 6 Months Ended June 30, | | | | Year Ended December 31, | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2021 | | 2020 | | 2021 | | 2020 | | 2020 | |
| | ($ in millions) | (per share) | ($ in millions) | (per share) | ($ in millions) | (per share) | ($ in millions) | (per share) | ($ in millions) | (per share) |
| Net income (loss) | $ (609) | $ (0.90) | $ (880) | $ (1.63) | $ (529) | $ (0.78) | $ (2,427) | $ (4.49) | $ (3,112) | $ (5.42) |
| Add back (deduct): | | | | | | | | | | |
| Merger-related expenses | 3 | 0.00 | — | — | 4 | 0.01 | — | — | 41 | 0.07 |
| Impairments | — | — | 655 | 1.21 | — | — | 2,134 | 3.95 | 2,830 | 4.91 |
| Restructuring charges | 1 | 0.00 | 2 | 0.01 | 7 | 0.01 | 12 | 0.02 | 16 | 0.03 |
| (Gain) loss on unsettled derivatives | 772 | 1.14 | 229 | 0.42 | 941 | 1.38 | (17) | (0.03) | 138 | 0.25 |
| Gain on early debt extinguishment | — | — | (7) | (0.01) | — | — | (35) | (0.07) | (35) | (0.06) |
| Legal settlement charges | — | — | — | — | — | — | — | — | 1 | 0.00 |
| Other (gain) loss | 1 | 0.00 | (1) | (0.00) | — | — | (1) | (0.00) | 2 | 0.00 |
| Adjustments due to discrete tax items [1] | 141 | 0.21 | 207 | 0.38 | 123 | 0.18 | 881 | 1.63 | 1,042 | 1.81 |
| Tax impact on adjustments | (180) | (0.26) | (206) | (0.38) | (221) | (0.32) | (492) | (0.91) | (702) | (1.21) |
| Adjusted net income | $ 129 | $ 0.19 | $ (1) | $ (0.00) | $ 325 | $ 0.48 | $ 55 | $ 0.10 | $ 221 | $ 0.38 |

*Note: All historical financials represent SWN consolidated.*

*1) 2020 primarily relates to the recognition of a valuation allowance. The Company expects its 2021 income tax rate to be 23.2% before the impacts of any valuation allowance.*

# Explanation and Reconciliation of Non-GAAP
## Financial Measures: Adjusted EBITDA

swn
Southwestern Energy®

EBITDA is defined as net income (loss) plus interest, income tax expense, depreciation, depletion and amortization. Adjusted EBITDA is defined as EBITDA less gains (losses) on sale of assets, gain on early extinguishment of debt and gains (losses) on unsettled derivatives plus non-cash stock-based compensation, restructuring charges, impairments, merger-related expenses and legal settlements. Southwestern has included information concerning EBITDA and Adjusted EBITDA because they are used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. EBITDA and Adjusted EBITDA, as defined above, may not be comparable to similarly titled measures of other companies. Net income (loss) is a financial measure calculated and presented in accordance with GAAP. The table below reconciles historical net income (loss) with historical Adjusted EBITDA.

| | 6 Months Ended June 30, | | Year Ended December 31, |
|---|---|---|---|
| | 2021 | 2020 | 2020 |
| | ($ in millions) | | ($ in millions) |
| Net income (loss) | $ (529) | $ (2,427) | $ (3,112) |
| Add back (deduct): | | | |
| Interest expense | 61 | 41 | 94 |
| Income tax expense | — | 406 | 407 |
| Depreciation, depletion and amortization | 196 | 197 | 357 |
| Merger-related expenses | 4 | — | 41 |
| Impairments | — | 2,134 | 2,830 |
| Restructuring charges | 7 | 12 | 16 |
| (Gain) loss on unsettled derivatives | 941 | (17) | 138 |
| Gain on early extinguishment of debt | — | (35) | (35) |
| Legal settlement charges | — | — | 1 |
| Other | — | (1) | 2 |
| Stock based compensation expense | 2 | 2 | 3 |
| Adjusted EBITDA | $ 682 | $ 312 | $ 742 |

*Note: All historical financials represent SWN standalone.*

# Explanation and Reconciliation of Non-GAAP

## Financial Measures: Net debt / Adj. EBITDA

SWN Southwestern Energy®

Net debt is defined as short-term debt plus long-term debt, less cash and cash equivalents. Adjusted EBITDA is defined as net income (loss) plus interest, income tax expense, depreciation, depletion and amortization, expenses associated with restructuring charges, impairments, legal settlements, merger-related expenses, less gains (losses) on unsettled derivatives, gains (losses) on sale of assets and gains on early extinguishment of debt over the prior 12 month period. Southwestern has included information concerning Net debt / Adjusted EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. Net debt / Adjusted EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. Net debt / Adjusted EBITDA, as defined above, may not be comparable to similarly titled measures of other companies. The table below reconciles historical Adjusted EBITDA with historical net income (loss).

| | Jun 30, 2020 | Sep 30, 2020 | Dec 31, 2020 | Mar 31, 2021 | Jun 30, 2021 |
|---|---|---|---|---|---|
| | | | ($ in millions) | | |
| Total debt [1] | $ 2,457 | $ 2,471 | $ 3,171 | $ 3,038 | $ 3,039 |
| Subtract: | | | | | |
| Cash and cash equivalents | (10) | (95) | (13) | (4) | (2) |
| Net debt | $ 2,447 | $ 2,376 | $ 3,158 | $ 3,034 | $ 3,037 |

| | Adjusted EBITDA[2] | | | | |
|---|---|---|---|---|---|
| | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021 |
| | | | ($ in millions) | | |
| Net income (loss) | $ (880) | $ (593) | $ (92) | $ 80 | $ (609) |
| Add back (deduct): | | | | | |
| Interest expense | 22 | 22 | 31 | 31 | 30 |
| Income tax expense | — | — | 1 | — | — |
| Depreciation, depletion and amortization | 84 | 70 | 90 | 96 | 100 |
| Merger-related expenses | — | 3 | 38 | 1 | 3 |
| Impairments | 655 | 361 | 335 | — | — |
| Restructuring charges | 2 | — | 4 | 6 | 1 |
| (Gain) loss on unsettled derivatives | 229 | 289 | (134) | 169 | 772 |
| Gain on early extinguishment of debt | (7) | — | — | — | — |
| Legal settlement charges | — | 1 | — | — | — |
| Other (gain) loss | — | 1 | 2 | (1) | 1 |
| Stock-based compensation | 1 | — | 1 | — | 2 |
| Adjusted EBITDA | $ 106 | $ 154 | $ 276 | $ 382 | $ 300 |

| | Net Debt/LTM Adjusted EBITDA[3] | | | | |
|---|---|---|---|---|---|
| | Q2 2020 | Q3 2020 | Q4 2020 | Q1 2021 | Q2 2021 |
| | | | ($ in millions) | | |
| Net debt | $ 2,447 | $ 2,376 | $ 3,158 | $ 3,034 | $ 3,037 |
| Adjusted EBITDA | $ 780 | $ 732 | $ 900 | $ 1,011 | $ 1,169 |
| Net debt/LTM Adjusted EBITDA | 3.1x | 3.2x | 3.5x | 3.0x | 2.6x |

*Note: All historical financials represent SWN consolidated.*

*1) Total debt does not include unamortized debt discount and issuance expense.*

*2) Total year amounts may not add due to rounding.*

*3) Twelve months ended June 30, 2021 includes $57 million of Adjusted EBITDA generated by to Montage Resources prior to the close of the acquisition.*